Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Victory Park Acquisition Corp. I (the "Company") on Form 10-QSB for the period ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brendan Carroll, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section  906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brendan Carroll ------------------------------------ Brendan Carroll Principal Executive Officer Principal Financial Officer July 9, 2008